GSMBS 2020-RPL2

PREPARED BY MISSION GLOBAL, LLC

October 5, 2020

This report summarizes findings of the due diligence reviews performed by Mission Global, LLC ("MGLLC") fka Global Financial Review, Inc. The review was conducted from April 4 to August 24, 2015 by MGLLC on behalf of Residential Real Estate Review, Inc. (“RRR”) and Credit Suisse Securities (USA) LLC (“Credit Suisse”) on six residential mortgage loans. MGLLC was engaged by RRR to perform a Compliance Only review of on the seasoned and re‐performing residential mortgage loans referenced above. The review was conducted on imaged loan files provided by RRR. An Affiliate of GS Mortgage Securities Corp. (“Goldman Sachs”) subsequently acquired these mortgage loans, and Goldman Sachs obtained the results of this review through a reliance letter.

PROJECT SCOPE AND PROCEDURES

 Compliance Review

MGLLC reviewed each residential mortgage loan to determine compliance with various Federal, State and local mortgage rules and regulations, to the extent possible and subject to the caveats below, whether the loan complies with:

A.	Federal Truth in Lending Act ("TILA"), as implemented by Regulation Z, 12 C.F.R. Part 1026, as set forth below:

a.	Rescission (1026.23)

i.	Failure to provide the right of rescission notice;
ii.	Failure to provide the right of rescission notice in a timely manner and to the correct consumer(s);
iii.	Failure to provide the right of rescission notice in a timely manner and to the correct consumer(s);
iv.	Failure to provide the correct form of right of rescission notice;
v.	Failure to provide the three (3) business day rescission period, and;
vi.
Any material disclosure violation on a rescindable loan that gives rise to the right of rescission under TILA, which means the required disclosures of the annual percentage rate, the finance charge, the amount financed, the total of payments the payment schedule, the HOEPA disclosures;

b.	Truth-in=Lending (TIL) disclosure (1026.17,18,19
i.	Review and comparison of the initial and final TIL disclosures, and any re-disclosed TILS(s);
ii.	Proper execution by all required parties;
iii.	Principal and interest calculations, and proper completion of the interest rate and payment summary; and
iv.	Timing of initial and re-disclosed TIL(s);
v.	Verify all sections of the GFE were accurately completed and that information was reflected in the appropriate locations;

vi.	Determine whether a valid and properly documented changed circumstance accompanies any changes to loan terms and/or fees on any revised GFEs over the applicable tolerance(s); and
vii.	Confirm the presence of a settlement service provider list, as applicable
c.	Tolerances (1026.18,22,23):
i.	Inaccurate Annual Percentage Rate (APR) outside of applicable tolerances by comparing disclosed APR to re-calculated APR; and
ii.	Inaccurate Finance Charge outside of applicable tolerance by comparing disclosed Finance Charge to re-calculated Finance Charge;
d.	High-cost Mortgage (1026.31,32,33):
i.	Points and fees threshold test;
ii.	APR threshold test;
iii.	Prepayment penalty test; and
iv.	Compliance with the disclosure requirements, limitation on terms and prohibited acts or practices in connection with a high-cost mortgage;
e.	Higher-priced Mortgage Loan (1026.35)
i.	APR threshold test; and
ii.	Compliance with the escrow account and appraisal requirements

B.	Federal Real Estate Settlement Procedures Act (RESPA), as implemented by Regulations X, 12 C.F. R. Part 1024, as set forth below:
a.	Good Faith Estimate (GFE) (1024.7):
i.	Confirm the presence of the current GFE form in effect at the time origination;
ii.	Verify GFE was provided to the borrowers(s) within three (3) business days of applications;
iii.	Verify all sections of the GFE were accurately completed and that the information was reflected in the appropriate locations;
iv.	Determine where a valid and properly documented changed circumstance accompanies any changes to loan terms and/or fees on/any revised GFE’s over the applicable tolerance(s); and
v.	Confirm the presence of a settlement service provider list as applicable;
b.	Final HUD-1/A Settlement Statement (HUD) (1024.8)
i.	Confirm current applicable HUD form was provided;
ii.	Determination that the loan file contains the final HUD;
iii.	Escrow deposits on the final HUD matches the initial escrow statement amount; and
iv.	Verify all sections of the final HUD were accurately completed and that the information was reflected in the appropriate locations
c.	CFE and Final HUD comparison (1024.7)
i.	Review changes disclosed on the last GFE provided to the borrower(s) to determine that such changes were within the allowed tolerances;
ii.	Confirm loan terms and fees disclosed on the third page of the final HUD accurately reflect how such items were disclose don the referenced GFE, page 2 of the final HUD and loan documents; and
iii.	Review any documented cure of a tolerance violation to determine that the proper reimbursement was made and a revised HUD was provided at or within 30 days of settlement.
d.	Additional RESPA/Regulations X Disclosures and Requirements (1024.6,15,17,20 and 30)
i.	Confirm the presence of the Servicing Disclosure Statement form in the loan file;

ii.	Verify the Servicing Disclosure Statement was provided to the borrower(s) within three (3) business days of applications;
iii.	Confirm the presence of the Special Information Booklet in the loan file or that the loan file contains documentary evidence that he disclosure was provided to the borrower;
iv.	Confirm the Special Information Booklet was provided within three (3) business days of application;
v.
Confirm the presence of the Affiliated Business Arrangement Disclosure in the loan file in the event the lender has affiliated business arrangements; the finance charge, the amount financed, the total of payments, the payment schedule, the HOEPA disclosures:

vi.	Confirm the Affiliated Business Arrangement Disclosure was provided no later than three (3) business days of applications;
vii.	Confirm the Affiliated Business Arrangement Disclosure is executed;
viii.	Confirm the presence of the Initial Escrow Disclosure Statement in the loan file and proper timing;
ix.	Fannie Mae points and fees limitation and HOEPA restrictions as addressed in Fannie Mae Announcement 04-06
x.	The disclosure requirements and prohibitions of Section 50(a)(6), Article XVI of the Texas Constitution and associated regulations
xi.
The disclosure requirements and prohibitions of state, county and municipal laws and ordinances with respect to “high-costs” loans, “covered” loans, “higher-priced” loans, “home” loans or any other similarly designated loan as defined under such authorities, or subject to any other laws that were enacted to combat predatory lending, as may have been amended from time to time.

xii.	Federal and state specific late charge and prepayment penalty provisions.

C.  Document Review

MISSION reviewed each the loan file and verified if the following documents, if applicable, were included in the file and if the data on these documents was consistent:

•	Copy of note for any junior liens
•	Title/Preliminary Title
•	Initial TIL/Final TIL
•	Initial GFE/Final GFE
•	Change of circumstance documentation
•	Final HUD-1
•	Mortgage /Deed of Trust
•	Note
•	Mortgage Insurance
•	Tangible Net Benefit Disclosure
•	Subordination Agreement
•	FACTA Disclosures
•	Notice of Special Flood Hazards
•	Right of Rescission Disclosure
•	Certain other disclosures related to the enumerated tests set for in section VII.

MGLLC did not make any determination as to whether the loans complied with federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly discussed herein. There can be no assurance that the Review uncovered all relevant factors relating to the origination of the mortgage loans, their compliance with applicable law and regulation and the original appraisals relating of the mortgaged properties or uncovered all relevant factors that could affect the future performance of the mortgage loans. Furthermore, the findings reached and discussed herein are dependent upon MGLLC receiving complete and accurate data regarding the loans from loan originators and other third parties upon which MGLLC is relying in reaching such findings.

Please be advised that MGLLC does not employ personnel who are licensed to practice law in the various jurisdictions, and the findings set forth in the reports prepared by MGLLC do not constitute legal advice or opinions. They are recommendations or conclusions based on information provided to MGLLC. Information contained in any MGLLC report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual loan. Any investor consider purchase or other transactions regarding the loans should consider its own evaluation and should not rely solely on the information provided by MGLLC. All final decisions as to whether to purchase or enter into a transaction related to any individual loan or the loans in the aggregate, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such loan or loans, shall be made solely by the agreed upon party that intends to enter into this transaction.  Goldman Sachs, or other agreed upon party, acknowledges and agrees that the information and reports provided herein by MGLLC are designed to identify potential risk and the Goldman Sachs, or other agreed upon party, assumes sole responsibility for determining the suitability of the information for its particular use. MGLLC does not make any representation or warranty as to the value of any mortgage loan or loan collateral that has been reviewed by MGLLC.

REVIEW RESULTS AND DEAL NOTES – COMPLIANCE

A.           Type of assets that were reviewed

MGLLC performed due diligence services as described below on 6 mortgage loans. The specific loans were part of a pool provided by RRR for a Compliance only review. The mortgage loans were originated by multiple originators and have origination dates spanning 5 years from 2003 through 2008

B.           Sample Size Determination

The MGLLC Population is a subset of all mortgage loans in the securitization population. MGLLC does not know what percentage of total mortgage loans in the Securitization Population was reviewed by a third party due diligence provider and therefore we cannot comment as to the sufficiency of such sample as a percentage of the overall Securitization Population.

C.           Data Integrity

There was no data integrity compare required as part of the initial Compliance review conducted, therefore MGLLC cannot comment on the data integrity of the loan contained herein. A separate data integrity review may have been completed by Credit Suisse for purpose of the securitization.

D.           Grading & Exceptions

Pursuant to the applicable NRSRO criteria, MGLLC graded certain compliance exceptions as non-material based upon seasoning of the mortgage loan. Certain mortgage loans were seasoned beyond the applicable period under TILA in which affirmative claims could be brought by a consumer. The time period is not limited for claims, other than rescission, which are raised as a defense to foreclosure.

Information contained in any MGLLC report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual mortgage loan.

Utilizing the relevant Fitch and DBRS grading criteria, within the MGLLC Population there was 1 mortgage loans with an "A" Compliance Grade, 3 with a "B" Compliance Grade, 2 with a "C" Compliance Grade, and no with a "D" Compliance Grade. .

For the 3 mortgage loans with a Compliance Grade of "B" the exception noted where 2 loans that were in violation of state late charges, one of which was also in violation of the state prepayment penalty regulations, and 1 loan missing ROR, but SOL expired.

For the 2 mortgage loan with a Compliance Grade of C there is 1 loan with a TIL deficiency and 1 loan missing the second page of the HUD-1, therefore compliance was unable to be calculated.

There were no loans graded D.

FITCH AND DBRS MORNINGSTAR GRADING METHODOLOGY

NRSRO Grade	# of Loans	% of Loans (by count) in MGLLC Population
A	1	17%
B	3	50%
C	2	33%
D	0	0%

COMPLIANCE EXCEPTION SUMMARY

Exceptions	# of Loans	% of Loans (by count) in MGLLC Population
Missing ROR	1	20%
TIL deficient or understated	1	20%
State Late charge exception	2	40%
Missing final HUD-1, TIL and Application	1	20%